UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 29, 2020

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200		80203
Denver,	Colorado	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On April 29, 2020, SM Energy Company, a Delaware corporation (the “Company”) entered into the Third Supplemental Indenture, dated as of April 29, 2020, to the Indenture, dated as of May 21, 2015 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee, as supplemented and amended by the Second Supplemental Indenture, dated as of August 12, 2016 (together with the Base Indenture, the “2021 Notes Indenture”) governing the Company’s outstanding 1.50% Senior Convertible Notes due 2021 (the “2021 Notes”). The amendment to the 2021 Notes Indenture provides that the consideration that the Company will provide to holders of the 2021 Notes who elect to convert their 2021 Notes will be solely cash, rather than the Company having the option to elect to provide consideration in any of (a) cash, (b) equity or (c) a combination of cash and equity.
The foregoing description of the Third Supplemental Indenture and the 2021 Notes, as amended, does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.
Item 8.01    Other Events.
On April 29, 2020, the Company issued a press release announcing that it has commenced private exchange offers (the “Exchange Offers”) with eligible holders to exchange up to $900.0 million of the Company’s (i) 2021 Notes for newly issued 10.00% Second Lien Senior Secured Notes due 2022 (the “New 2022 Notes”); (ii) outstanding 6.125% Senior Notes due 2022 (the “2022 Notes”) for newly issued 10.00% Second Lien Senior Secured Notes due 2023 (the “New 2023 Notes”); (iii) outstanding 5.0% Senior Notes due 2024 (the “2024 Notes”) for newly issued 10.00% Second Lien Senior Secured Notes due 2025 (the “New 2025 Notes”); (iv) outstanding 5.625% Senior Notes due 2025 (the “2025 Notes”) for newly issued 10.00% Second Lien Senior Secured Notes due 2026 (the “New 2026 Notes”); and (v) outstanding 6.75% Senior Notes due 2026 (the “2026 Notes”) and 6.625% Senior Notes due 2027 (the “2027 Notes” and together with the 2021 Notes, 2022 Notes, 2024 Notes, 2025 Notes and 2026 Notes, the “Existing Notes”) for newly issued 10.00% Second Lien Senior Secured Notes due 2027 (the “New 2027 Notes” and together with the New 2022 Notes, New 2023 Notes, New 2025 Notes, New 2026 Notes and New 2027 Notes, the “New Notes”).
In connection with the Exchange Offers, the Company is soliciting consent from holders of the Existing Notes (the “Consent Solicitations” and such consents, the “Consents”) to certain proposed amendments to (i) the 2021 Notes Indenture governing the 2021 Notes, (ii) the Indenture, dated as of November 17, 2014 (the “2022 Notes Indenture”), between the Company and the Outstanding Notes Trustee governing the 2022 Notes, (iii) the Indenture, dated as of May 20, 2013 (the “2024 Notes Indenture”), between the Company and the Outstanding Notes Trustee governing the 2024 Notes, (iv) the Base Indenture, as supplemented and amended by the First Supplemental Indenture, dated as of May 21, 2015 (together with the Base Indenture, the “2025 Notes Indenture”) governing the 2025 Notes, (v) the Base Indenture, as supplemented and amended by the Third Supplemental Indenture, dated as of September 12, 2016 (together with the Base Indenture, the “2026 Notes Indenture”) governing the 2026 Notes, and (vi) the Base Indenture, as supplemented and amended by the Fourth Supplemental Indenture, dated as of August 20, 2018 (together with the Base Indenture, the “2027 Notes Indenture”, and together with the 2022 Notes Indenture, the 2024 Notes Indenture, the 2025 Notes Indenture and the 2026 Notes Indenture, the “Outstanding Notes Indentures”) governing the 2027 Notes. The proposed amendments would eliminate certain events of default, modify covenants regarding mergers and consolidations, and modify or eliminate certain other provisions, including certain provisions relating to future guarantors and to defeasance contained therein (the “Proposed Amendments”). The Company must receive Consents from holders representing a majority of the outstanding principal amount of each series of the Existing Notes to adopt the Proposed Amendments. The terms and conditions of the Exchange Offers and Consent Solicitation are set forth in the Confidential Offering Memorandum and Consent Solicitation Statement, dated April 29, 2020.
A copy of the press release announcing the Exchange Offers and the Consent Solicitation is furnished hereto as Exhibit 99.1. In accordance with General Instruction B.2. of Form 8-K, this press release is deemed “furnished” and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
4.1*
Third Supplemental Indenture, dated as of April 29, 2020, to the Indenture, dated as of May 21, 2015, between the Company and U.S. Bank National Association, as trustee, as supplemented and amended by the Second Supplemental Indenture, dated as of August 12, 2016 governing the Company’s outstanding 1.50% Senior Convertible Notes due 2021

99.1	Press release of SM Energy Company dated April 29, 2020, entitled “SM Energy Company Announces Commencement of Exchange Offers and Consent Solicitations for Multiple Series of Outstanding Notes"
104	Cover Page Interactive Data File (formatted as Inline XBRL and included as Exhibit 101)

*	Filed with this report.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	April 29, 2020	By:	/s/ PATRICK A. LYTLE
Patrick A. Lytle
Controller and Assistant Secretary (Principal Accounting Officer)